UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 1, 2008

BGC Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(212) 610-2200

eSpeed, Inc., 110 East 59th Street, New York, NY 10022
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On April 7, 2008, BGC Partners, Inc. (formerly known as eSpeed, Inc.) (the “Combined Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the U.S. Securities and Exchange Commission (the “SEC”) to report the completion of the merger (the “Merger”) of BGC Partners, LLC (formerly known as BGC Partners, Inc.) with and into the Combined Company. On April 16, 2008, BGC Partners, Inc. filed Amendment No. 1 to the Current Report on Form 8-K to restate Item 2.01 of the Initial Report (“Amendment No. 1”). This Amendment No. 2 to the Current Report on Form 8-K amends and supplements the Initial Report and Amendment No. 1 to include the financial statements and pro forma financial information required by Item 9.01 which were not included in the Initial Report. This amendment contains no changes to the other information provided in the Initial Report and Amendment No. 1.

Unless otherwise specified, references to “we,” “us,” “our,” or the “Company” refer to eSpeed before the Merger and to the Combined Company after the Merger, and references to “BGC Partners” refers to BGC Partners, LLC before the Merger and to the Combined Company after the Merger.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed by the Company in the Initial Report and Amendment No. 1, the Company completed the Merger with BGC Partners on April 1, 2008. The information set forth in the “Introductory Note,” Item 1.01 and Item 2.01 of the Initial Report and Amendment No. 1 are incorporated by reference into this Item 2.01.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The BGC Division audited combined statements of financial condition as of December 31, 2007 and December 31, 2006 and the related combined statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 2007 and the BGC Division unaudited condensed combined statement of financial condition as of March 31, 2008 and the related condensed combined statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007 required by this Item 9.01(a) are included in the Company’s Amendment No. 2 to the Company’s Registration Statement on Form S-1 (Registration No. 333-150308) filed with the SEC on June 5, 2008 on pages F-76 through F-130, are filed herewith as Exhibit 99.1 to this Amendment No. 2 to the Current Report on Form 8-K and are incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Data.

The BGC Partners, Inc. unaudited pro forma consolidated statement of financial condition as of March 31, 2008 and the BGC Partners, Inc. unaudited pro forma consolidated statements of operations for each of the three years in the period ended December 31, 2007 and for the three months ended March 31, 2008, and the BGC Partners, Inc. audited supplemental consolidated statements of financial condition as of December 31, 2007 and December 31, 2006 and the related supplemental consolidated statements of operations, cash flows, and stockholders’ and members’ equity for each of the three years in the period ended December 31, 2007 and the BGC Partners, Inc. unaudited supplemental condensed consolidated statement of financial condition as of March 31, 2008 and the related supplemental condensed consolidated statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007 required by this Item 9.01(b) are included in the Company’s Amendment No. 2 to the Company’s Registration Statement on Form S-1 (Registration No. 333-150308) filed with the SEC on June 5, 2008 on pages 69 through 99 and pages F-1 through F-75, respectively, are filed herewith as Exhibits 99.2 and 99.3, respectively, to this Amendment No. 2 to the Current Report on Form 8-K and are incorporated by reference into this Item 9.01(b).

(d)	Exhibits.

Exhibit Number	Description

99.1	The BGC Division audited combined statements of financial condition as of December 31, 2007 and December 31, 2006 and the related combined statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 2007 and the BGC Division unaudited condensed statement of financial condition as of March 31, 2008 and the related condensed combined statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007

99.2	The BGC Partners, Inc. unaudited pro forma consolidated statement of financial condition as of March 31, 2008 and the BGC Partners, Inc. unaudited pro forma consolidated statements of operations for each of the three years in the period ended December 31, 2007 and for the three months ended March 31, 2008

99.3	The BGC Partners, Inc. audited supplemental consolidated statements of financial condition as of December 31, 2007 and December 31, 2006 and the related supplemental consolidated statements of operations, cash flows, and stockholders’ and members’ equity for each of the three years in the period ended December 31, 2007 and the BGC Partners, Inc. unaudited supplemental condensed consolidated statement of financial condition as of March 31, 2008 and the related unaudited supplemental condensed consolidated statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: June 16, 2008	By:	/s/ Robert K. West
Name: Robert K. West Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	The BGC Division audited combined statements of financial condition as of December 31, 2007 and December 31, 2006 and the related combined statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 2007 and the BGC Division unaudited condensed statement of financial condition as of March 31, 2008 and the related condensed combined statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007

99.2	The BGC Partners, Inc. unaudited pro forma consolidated statement of financial condition as of March 31, 2008 and the BGC Partners, Inc. unaudited pro forma consolidated statements of operations for each of the three years in the period ended December 31, 2007 and for the three months ended March 31, 2008

99.3	The BGC Partners, Inc. audited supplemental consolidated statements of financial condition as of December 31, 2007 and December 31, 2006 and the related supplemental consolidated statements of operations, cash flows, and stockholders’ and members’ equity for each of the three years in the period ended December 31, 2007 and the BGC Partners, Inc. unaudited supplemental condensed consolidated statement of financial condition as of March 31, 2008 and the related unaudited supplemental condensed consolidated statements of operations and cash flows for the three months ended March 31, 2008 and March 31, 2007